--------------------------------------------------------------------------------
MORGAN STANLEY                                                     June 16, 2003
Securitized Products Group     [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                                  $171,457,000
                                  APPROXIMATELY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2003-SD1

                       MORTGAGE PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     June 16, 2003
Securitized Products Group     [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           APPROXIMATELY $171,457,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2003-SD1

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

          COUNTRYWIDE HOME LOANS SERVICING LP, OCWEN FEDERAL BANK, FSB,
                           WILSHIRE CREDIT CORPORATION
                                    SERVICERS

                             TRANSACTION HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                MODIFIED
                                   EXPECTED RATINGS  AVG LIFE   DURATION                                  INITIAL
OFFERED                              (S&P/FITCH/    TO CALL /  TO CALL /    PAYMENT WINDOW TO CALL /   SUBORDINATION
CLASSES   DESCRIPTION   BALANCE        MOODY'S)     MTY(1)(2) MTY(1)(2)(3)         MTY(1)(2)              LEVEL (%)     BENCHMARK
==================================================================================================================================
    A      Floater   $143,100,000    AAA/AAA/Aaa    2.96 /    2.85 /        07/03 - 02/12 / 07/03 -        18.00      1 Mo. LIBOR
                                                      3.21       3.06                03/22
----------------------------------------------------------------------------------------------------------------------------------
   M-1     Floater    $10,470,000     AA/AA/Aa2     5.70 /    5.30 /        08/06 - 02/12 / 08/06 -        12.00      1 Mo. LIBOR
                                                      6.28       5.76                11/18
----------------------------------------------------------------------------------------------------------------------------------
   M-2     Floater    $9,162,000        A/A/A2      5.69 /    5.09 /        07/06 - 02/12 / 07/06 -        6.75       1 Mo. LIBOR
                                                      6.20       5.45                07/17
----------------------------------------------------------------------------------------------------------------------------------
   B-1     Floater    $6,457,000     BBB/BBB/Baa2   5.69 /    4.79 /        07/06 - 02/12 / 07/06 -        3.05       1 Mo. LIBOR
                                                      6.01       5.00                07/15
----------------------------------------------------------------------------------------------------------------------------------
   B-2     Floater    $2,268,000    BBB-/BBB-/Baa3  5.61 /    4.74 /        07/06 - 02/12 / 07/06 -        1.75       1 Mo. LIBOR
                                                      5.63       4.76                10/12
----------------------------------------------------------------------------------------------------------------------------------

Notes:   (1)      Certificates are priced to the 10% Optional Clean-up Call.
         (2)      Based on the pricing prepayment speed. See details below.
         (3)      Assumes pricing at par.
         (4)      Bond sizes subject to a variance of plus or minus 5%.

ISSUER:                     Morgan Stanley ABS Capital I Inc. Trust 2003-SD1.

DEPOSITOR:                  Morgan Stanley ABS Capital I Inc.

SERVICERS:                  Countrywide Home Loans Servicing LP, Ocwen Federal
                            Bank, FSB and Wilshire Credit Corporation.

MASTER REPORTING AGENT:     The Murrayhill Company.

TRUSTEE:                    Wells Fargo Bank Minnesota, National Association.

CUSTODIAN:                  Deutsche Bank National Trust Company.

UNDERWRITERS:               Morgan Stanley (lead manager), Utendahl Capital
                            Partners, L.P. and The Williams Capital Group, L.P.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

RATING AGENCIES:                Fitch Ratings, Moody's Investors Service, and
                                Standard & Poor's.

OFFERED CERTIFICATES:           Classes A, M-1, M-2, B-1, and B-2 Certificates.

CUT-OFF DATE:                   June 1, 2003.

EXPECTED CLOSING DATE:          June [30], 2003 through DTC and Euroclear or
                                Clearstream. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:             The 25th of each month, or if such day is not a
                                business day, on the next business day,
                                beginning July 25, 2003.

FINAL SCHEDULED                 The Distribution Date occurring in March 2033.
DISTRIBUTION DATE:

DUE PERIOD:                     For any Distribution Date, the period
                                commencing on the second day of the month preceding the month in which such Distribution
                                Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:        The interest accrual period for the Offered
                                Certificates with respect to any Distribution
                                Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                                Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                 Approximately $174,511,813 of Mortgage Loans as
                                of Cut-off Date. The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end mortgage loans, secured by 1st and 2nd lien and balloon mortgages on primarily 1-4 family properties. The Mortgage Loans consist of 86.96% Performing Mortgage Loans, 7.67%
                                Sub-Performing Mortgage Loans and 5.37%
                                Re-Performing Mortgage Loans with aggregate principal balances as of the Cut-off Date of approximately $151,755,726, $13,383,590, and
                                $9,372,497, respectively. The Mortgage Loans consist of approximately 38.46% fixed rate mortgage loans and 61.54% adjustable rate mortgage loans with aggregate principal balances as of the Cut-off Date of approximately
                                $67,125,856 and $107,385,957, respectively.

PERFORMING MORTGAGE LOANS:      A "Performing Mortgage Loan" is a Mortgage Loan
                                (which may be a Payment Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which no payment due under the related Mortgage Note
                                (or any modification thereto) prior to the Cut-off Date, is 30 days Delinquent.

                                A Mortgage Loan is "Delinquent," if the
                                scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment on June 1, 2003 will be reported as Delinquent as of the beginning of business on July 2, 2003, if the Monthly Payment is not made by such time.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

RE-PERFORMING MORTGAGE LOAN:    A "Re-Performing Mortgage Loan" is a Mortgage
                                Loan (which may be a Payment Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days Delinquent with respect to certain
                                Regular Scheduled Payments but which satisfies one of the following criteria (the
                                "Re-Performance Test"):

                                (i)   the mortgagor has made in aggregate at
                                      least three Regular Scheduled Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to March 1, 2003), or

                                (ii)  the mortgagor has made in aggregate at
                                      least four Regular Scheduled Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to February 1, 2003), or

                                (iii) the mortgagor has made in aggregate at
                                      least five Regular Scheduled Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to January 1, 2003).

SUB-PERFORMING MORTGAGE LOAN:   A "Sub-Performing Mortgage Loan" is a Mortgage
                                Loan (which may be a Payment Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which a payment due prior to the Cut-off Date under the terms of the related Mortgage Note (or any modification thereto), is at least 30 but not more than 89 days Delinquent.

PAYMENT PLAN MORTGAGE LOAN      A "Payment Plan Mortgage Loan" is a Mortgage
                                with respect to which the related mortgagor must make monthly payments in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such Mortgage Loan's original amortization schedule
                                ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down (a) the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus (b) the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent such advances are outstanding as of the Cut-off Date.

BANKRUPTCY PLAN MORTGAGE LOAN   A "Bankruptcy Plan Mortgage Loan" is a Mortgage
                                Loan with respect to which the related mortgagor defaulted and, after such default, became the subject of a bankruptcy case under Title 11 of the United States Code or a state bankruptcy code and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make monthly payments in an amount at least equal to (i) the Regular Scheduled Payment plus
                                (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.

ARREARAGES:                     As of the Cut-off Date, it is expected that
                                there are approximately $1,885,659 of payments which were delinquent on or prior to the Cut-off
                                Date (such amounts, "Arrearages"). The
                                Arrearages will be the property of the Trust and that portion of payments received on the Mortgage Loans allocable to such Arrearages will be paid out of the distribution account as Extra
                                Principal Distribution Amount and Net Monthly
                                Excess Cashflow to the Certificates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

SERVICING FEE:                  50 bps per annum.

TRUST EXPENSE FEE:              3 bps per annum.

PRICING PREPAYMENT SPEED:       o    Fixed Rate Mortgage Loans: CPR starting at
                                     approximately 1.4667% CPR as of the initial due date of the Mortgage Loan and increasing to 22% CPR in month 15 (22%/15
                                     CPR increase for each month), and remaining at 22% CPR thereafter.
                                o    ARM Mortgage Loans:  CPR of 22%.

CREDIT ENHANCEMENT:             The Offered Certificates are credit enhanced by:
                                1)  Net Monthly Excess Cashflow from the
                                    Mortgage Loans,
                                2)  1.75% overcollateralization (funded
                                    upfront). On and after the Step-down Date,
                                    so long as a Trigger Event is not in effect,
                                    the required overcollateralization will
                                    equal 3.50% of the aggregate principal
                                    balance of the Mortgage Loans as of the last
                                    day of the applicable Due Period, subject to
                                    a 0.50% floor, based on the aggregate
                                    principal balance of the Mortgage Loans as
                                    of the Cut-off Date,
                                3)  Subordination of distributions on the more
                                    subordinate classes of certificates (if
                                    applicable) to the required distributions on
                                    the more senior classes of certificates, and
                                4)  Approximately $1,885,659 of Arrearages as of
                                    the Cut-off Date.

SENIOR ENHANCEMENT PERCENTAGE:  For any Distribution Date, the percentage obtained by dividing (x) the aggregate
                                Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                 The later to occur of:
                                (x) The earlier of:
                                    (a)  The Distribution Date occurring in
                                         July 2006; and
                                    (b)  The Distribution Date on which the
                                         aggregate Certificate Principal Balance
                                         of the Class A Certificates is reduced
                                         to zero; and
                                (y) The first Distribution Date on which the
                                    Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the Certificates on the applicable Distribution Date) is greater than or equal to approximately 36%.

TRIGGER EVENT:                  A "Trigger Event" will be in effect on a
                                Distribution Date if any one of the following conditions exist as of the last day of the immediately preceding collection period:

                                (a) The "Rolling Six Month 60+ Delinquency
                                Percentage" equals or exceeds 45% of the Senior Enhancement Percentage; or

                                (b) The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date         Percentage
-----------------         ----------
Months 37-48              4.00% [(for the first month, plus 1/12th of 2.00% for each month thereafter)]
Months 49-60              6.00% [(for the first month, plus 1/12th of 1.50% for each month thereafter)]
Months 61-72              7.50% [(for the first month, plus 1/12th of 0.25% for each month thereafter)]
Month 73 and thereafter   7.75%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

60+ DAY DELINQUENT LOAN:        Each Mortgage Loan with respect to which any
                                portion of a monthly payment is 60 days or more delinquent, each Mortgage Loan in foreclosure, and all REO Property.


ROLLING SIX MONTH 60+ DAY       With respect to any Distribution Date, the
DELINQUENT PERCENTAGE:          average of the percentage equivalents of the
                                fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans (other than
                                Re-Performing 60+ Day Delinquent Loans), and the denominator of which is the aggregate Mortgage
                                Loan balance as of the end of the related collection period.

RE-PERFORMING 60+ DAY           Each Mortgage Loan with respect to which (x) any
DELINQUENT LOAN:                portion of a monthly payment is 60 days or more
                                delinquent and (y) the mortgagor has made an aggregate of three monthly payments within the preceding three calendar months.

INITIAL SUBORDINATION           Class A:         18.00%
PERCENTAGE:                     Class M-1:       12.00%
                                Class M-2:       6.75%
                                Class B-1:       3.05%
                                Class B-2:       1.75%

ADVANCES:                       The Servicer will advance scheduled principal
                                and interest, but only to the extent that the Servicer believes such advances to be recoverable from liquidation proceeds. Such advances have not and will not be made with respect to Arrearages. No advancing will be made with respect to simple interest Mortgage Loans, which comprise approximately 0.33% of the Mortgage Loans.

OPTIONAL CLEAN-UP CALL:         Exercisable when the current aggregate principal
                                balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

STEP-UP COUPONS:                For all Offered Certificates the coupon will
                                increase after the Optional Clean-up Call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A
                                Certificates and by 1.5x on all other
                                Certificates on and after the first Distribution
                                Date on which the Optional Clean-up Call is exercisable.

CLASS A PASS-THROUGH RATE:      The Class A Certificates will accrue interest at
                                a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE:    The Class M-1 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE:    The Class M-2 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE:    The Class B-1 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS B-2 PASS-THROUGH RATE:    The Class B-2 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP:                        As to any Distribution Date a per annum
                                rate equal to the product of (i) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fees and Trust Expense Fees, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

BASIS RISK CARRY FORWARD        As to any Distribution Date, the supplemental
AMOUNTS:                        interest amount for each of the Class A, M-1,
                                M-2, B-1, and B-2 Certificates will equal the sum of:

                                (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                                (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and
                                (iii) Interest on the amount in clause (ii) at
                                      the Certificates' applicable Pass-Through
                                      Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON       On each Distribution Date and after payments of
OFFERED CERTIFICATES:           Servicing and Trust Expense Fees, interest
                                distributions from the Interest Remittance
                                Amount will be allocated as follows:

                                (i) To the Class A Certificates, its Accrued Certificate Interest and unpaid interest amounts;
                                (ii) To the Class M-1 Certificates, its Accrued Certificate Interest;
                                (iii) To the Class M-2 Certificates, its Accrued
                                      Certificate Interest;
                                (iv) To the Class B-1 Certificates, its Accrued Certificate Interest; and
                                (v) To the Class B-2 Certificates, its Accrued Certificate Interest.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON      On each Distribution Date (a) prior to the
OFFERED CERTIFICATES:           Step-down Date or (b) on which a Trigger Event
                                is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                (i)   to the Class A Certificates, until the
                                      Certificate Principal Balance thereof has been reduced to zero;
                                (ii)  to the Class M-1 Certificates, until
                                      the Certificate Principal Balance thereof has been reduced to zero;
                                (iii) to the Class M-2 Certificates, until
                                      the Certificate Principal Balance thereof has been reduced to zero;
                                (iv)  to the Class B-1 Certificates, until
                                      the Certificate Principal Balance thereof has been reduced to zero; and
                                (v)   to the Class B-2 Certificates, until
                                      the Certificate Principal Balance thereof has been reduced to zero.

                                On each Distribution Date (a) on or after the Step-down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                (i)   to the Class A Certificates, the
                                      lesser of the Principal Distribution
                                      Amount and the Class A Principal
                                      Distribution Amount, until the Certificate
                                      Principal Balance thereof has been reduced to zero;
                                (ii)  to the Class M-1 Certificates, the
                                      lesser of the remaining Principal
                                      Distribution Amount and the Class M-1
                                      Principal Distribution Amount, until the
                                      Certificate Principal Balance thereof has been reduced to zero;
                                (iii) to the Class M-2 Certificates, the
                                      lesser of the remaining Principal
                                      Distribution Amount and the Class M-2
                                      Principal Distribution Amount, until the
                                      Certificate Principal Balance thereof has been reduced to zero;
                                (iv)  to the Class B-1 Certificates, the
                                      lesser of the remaining Principal
                                      Distribution Amount and the Class B-1
                                      Principal Distribution Amount, until the
                                      Certificate Principal Balance thereof has been reduced to zero; and
                                (v)   to the Class B-2 Certificates, the
                                      lesser of the remaining Principal
                                      Distribution Amount and the Class B-2
                                      Principal Distribution Amount, until the
                                      Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY       For any Distribution Date, any Net Monthly
EXCESS CASHFLOW:                Excess Cashflow shall be paid as follows:
                                (i)    to the Class M-1 Certificates, the
                                       unpaid interest shortfall amount;
                                (ii)   to the Class M-1 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                                (iii)  to the Class M-2 Certificates, the unpaid
                                       interest shortfall amount;
                                (iv)   to the Class M-2 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                                (v)    to the Class B-1 Certificates, the unpaid
                                       interest shortfall amount;
                                (vi)   to the Class B-1 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                                (vii)  to the Class B-2 Certificates, the unpaid
                                       interest shortfall amount;
                                (viii) to the Class B-2 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                                (ix)   any Class A Basis Risk Carry Forward
                                       Amount to the Class A Certificates, and
                                (x)    sequentially, to Classes M-1, M-2, B-1,
                                       B-2 and Certificates, in that order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:     For any Distribution Date, the portion of
                                available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE INTEREST:   For any Distribution Date and each class of
                                Offered Certificates, equals the amount of interest accrued during the related Interest
                                Accrual Period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of
                                1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT:  On any Distribution Date, the sum of (i) the
                                Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION    On any Distribution Date, the excess of (i) the
AMOUNT:                         aggregate principal remittance amount over (ii)
                                the Excess Subordinated Amount, if any.

NET MONTHLY EXCESS CASHFLOW:    For any Distribution Date, the amount of funds
                                available for distribution on such Distribution
                                Date (including any amounts in respect of Arrearages) remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION    For any Distribution Date, the lesser of (i) the
AMOUNT:                         excess of (x) interest collected or advanced
                                with respect to the Mortgage Loans with due dates in the related Due Period (less Servicing
                                Fees and Trust Expense Fees) plus any amounts received in respect to Arrearages, over (y) the sum of interest payable on the Certificates on such Distribution Date, and (ii) the overcollateralization deficiency amount for such
                                Distribution Date.

EXCESS SUBORDINATED AMOUNT:     For any Distribution Date, the excess, if any,
                                of (i) the overcollateralization as of such Distribution Date over (ii) the required overcollateralization for such Distribution
                                Date.

CLASS A PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the aggregate Certificate
                                Principal Balance of the Class A Certificates immediately prior to such Distribution Date over
                                (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $872,559.

CLASS M-1 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (i) the aggregate
                                Certificate Principal Balance of the Class A
                                Certificates (after taking into account the payment of the Class A Principal Distribution
                                Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                                Certificates immediately prior to such
                                Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.00% and (ii) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period over $872,559.

CLASS M-2 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (i) the aggregate
                                Certificate Principal Balance of the Class A
                                Certificates (after taking into account the payment of the Class A Principal Distribution
                                Amount on such Distribution Date), (ii) the
                                Certificate Principal Balance of the Class M-1
                                Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                                Certificates immediately prior to such
                                Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.50% and (ii) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period over $872,559.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (i) the aggregate
                                Certificate Principal Balance of the Class A
                                Certificates (after taking into account the payment of the Class A Principal Distribution
                                Amount on such Distribution Date), (ii) the
                                Certificate Principal Balance of the Class M-1
                                Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                Amount on such Distribution Date), (iii) the
                                Certificate Principal Balance of the Class M-2
                                Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1
                                Certificates immediately prior to such
                                Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.90% and (ii) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period over $872,559.

CLASS B-2 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (i) the aggregate
                                Certificate Principal Balance of the Class A
                                Certificates (after taking into account the payment of the Class A Principal Distribution
                                Amount on such Distribution Date), (ii) the
                                Certificate Principal Balance of the Class M-1
                                Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                Amount on such Distribution Date), (iii) the
                                Certificate Principal Balance of the Class M-2
                                Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                Amount on such Distribution Date), (iv) the
                                Certificate Principal Balance of the Class B-1
                                Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-2
                                Certificates immediately prior to such
                                Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period over $872,559.

TRUST TAX STATUS:               REMIC.

ERISA ELIGIBILITY:              Subject to the considerations in the Prospectus,
                                all Offered Certificates are expected to be ERISA eligible.

SMMEA ELIGIBILITY:              It is not anticipated that any of the Offered
                                Certificates will be SMMEA eligible.

PROSPECTUS:                     The Class A, Class M-1, Class M-2, Class B-1,
                                and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus.
                                The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                        WEIGHTED AVERAGE LIFE SENSITIVITY

TO CALL

----------------------------------------------------------------------------------------------------------------------------------
       PPC                                  50           60            75           100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
A      WAL                                5.59         4.80          3.92          2.96          2.30          1.80          1.39
       FIRST PAYMENT DATE            7/25/2003    7/25/2003     7/25/2003     7/25/2003     7/25/2003     7/25/2003     7/25/2003
       EXPECTED FINAL MATURITY       3/25/2019    3/25/2017    10/25/2014     2/25/2012     4/25/2010     1/25/2009     2/25/2008
       WINDOW                         1 -  189     1 -  165      1 -  136      1 -  104       1 -  82       1 -  67       1 -  56
----------------------------------------------------------------------------------------------------------------------------------
M-1    WAL                               10.61         9.15          7.50          5.70          4.76          4.40          4.47
       FIRST PAYMENT DATE            9/25/2008   12/25/2007     1/25/2007     8/25/2006    11/25/2006     2/25/2007     6/25/2007
       EXPECTED FINAL MATURITY       3/25/2019    3/25/2017    10/25/2014     2/25/2012     4/25/2010     1/25/2009     2/25/2008
       WINDOW                        63 -  189    54 -  165     43 -  136     38 -  104      41 -  82      44 -  67      48 -  56
----------------------------------------------------------------------------------------------------------------------------------
M-2    WAL                               10.61         9.15          7.50          5.69          4.67          4.14          3.94
       FIRST PAYMENT DATE            9/25/2008   12/25/2007     1/25/2007     7/25/2006     9/25/2006    10/25/2006    11/25/2006
       EXPECTED FINAL MATURITY       3/25/2019    3/25/2017    10/25/2014     2/25/2012     4/25/2010     1/25/2009     2/25/2008
       WINDOW                        63 -  189    54 -  165     43 -  136     37 -  104      39 -  82      40 -  67      41 -  56
----------------------------------------------------------------------------------------------------------------------------------
B-1    WAL                               10.61         9.15          7.50          5.69          4.63          4.03          3.69
       FIRST PAYMENT DATE            9/25/2008   12/25/2007     1/25/2007     7/25/2006     7/25/2006     8/25/2006     8/25/2006
       EXPECTED FINAL MATURITY       3/25/2019    3/25/2017    10/25/2014     2/25/2012     4/25/2010     1/25/2009     2/25/2008
       WINDOW                        63 -  189    54 -  165     43 -  136     37 -  104      37 -  82      38 -  67      38 -  56
----------------------------------------------------------------------------------------------------------------------------------
B-2    WAL                               10.48         9.03          7.40          5.61          4.55          3.93          3.56
       FIRST PAYMENT DATE            9/25/2008   12/25/2007     1/25/2007     7/25/2006     7/25/2006     7/25/2006     8/25/2006
       EXPECTED FINAL MATURITY       3/25/2019    3/25/2017    10/25/2014     2/25/2012     4/25/2010     1/25/2009     2/25/2008
       WINDOW                        63 -  189    54 -  165     43 -  136     37 -  104      37 -  82      37 -  67      38 -  56
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                        WEIGHTED AVERAGE LIFE SENSITIVITY

TO MATURITY

---------------------------------------------------------------------------------------------------------------------------------
       PPC                              50            60             75           100           125           150            175
---------------------------------------------------------------------------------------------------------------------------------
A      WAL                            5.94          5.14           4.23          3.21          2.50          1.97           1.53
       FIRST PAYMENT DATE        7/25/2003     7/25/2003      7/25/2003     7/25/2003     7/25/2003     7/25/2003      7/25/2003
       EXPECTED FINAL MATURITY   9/25/2030     5/25/2029      8/25/2026     3/25/2022     8/25/2018    12/25/2015     12/25/2013
       WINDOW                     1 -  327      1 -  311       1 -  278      1 -  225      1 -  182      1 -  150       1 -  126
---------------------------------------------------------------------------------------------------------------------------------
M-1    WAL                           11.45          9.95           8.22          6.28          5.23          4.79           4.87
       FIRST PAYMENT DATE        9/25/2008    12/25/2007      1/25/2007     8/25/2006    11/25/2006     2/25/2007      6/25/2007
       EXPECTED FINAL MATURITY   4/25/2028     3/25/2026      2/25/2023    11/25/2018    11/25/2015     9/25/2013     12/25/2011
       WINDOW                    63 -  298     54 -  273      43 -  236     38 -  185     41 -  149     44 -  123      48 -  102
---------------------------------------------------------------------------------------------------------------------------------
M-2    WAL                           11.37          9.87           8.13          6.20          5.09          4.49           4.22
       FIRST PAYMENT DATE        9/25/2008    12/25/2007      1/25/2007     7/25/2006     9/25/2006    10/25/2006     11/25/2006
       EXPECTED FINAL MATURITY  11/25/2026     8/25/2024      7/25/2021     7/25/2017     9/25/2014     9/25/2012      3/25/2011
       WINDOW                    63 -  281     54 -  254      43 -  217     37 -  169     39 -  135     40 -  111       41 -  93
---------------------------------------------------------------------------------------------------------------------------------
B-1    WAL                           11.12          9.62           7.91          6.01          4.90          4.25           3.88
       FIRST PAYMENT DATE        9/25/2008    12/25/2007      1/25/2007     7/25/2006     7/25/2006     8/25/2006      8/25/2006
       EXPECTED FINAL MATURITY   6/25/2024     3/25/2022      2/25/2019     7/25/2015     2/25/2013     5/25/2011      1/25/2010
       WINDOW                    63 -  252     54 -  225      43 -  188     37 -  145     37 -  116      38 -  95       38 -  79
---------------------------------------------------------------------------------------------------------------------------------
B-2    WAL                           10.52          9.07           7.44          5.63          4.57          3.95           3.57
       FIRST PAYMENT DATE        9/25/2008    12/25/2007      1/25/2007     7/25/2006     7/25/2006     7/25/2006      8/25/2006
       EXPECTED FINAL MATURITY   4/25/2020     3/25/2018      9/25/2015    10/25/2012    11/25/2010     7/25/2009      7/25/2008
       WINDOW                    63 -  202     54 -  177      43 -  147     37 -  112      37 -  89      37 -  73       38 -  61
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                                 CPR SENSITIVITY

TO CALL

----------------------------------------------------------------------------------------
                         CPR                         20              25              30
----------------------------------------------------------------------------------------
A             WAL                                  3.22            2.53            2.01
              FIRST PAYMENT DATE              7/25/2003       7/25/2003       7/25/2003
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                           1 -  114         1 -  91         1 -  74
----------------------------------------------------------------------------------------
M-1           WAL                                  6.21            5.08            4.53
              FIRST PAYMENT DATE              7/25/2006      10/25/2006      12/25/2006
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                          37 -  114        40 -  91        42 -  74
----------------------------------------------------------------------------------------
M-2           WAL                                  6.21            5.04            4.37
              FIRST PAYMENT DATE              7/25/2006       8/25/2006       9/25/2006
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                          37 -  114        38 -  91        39 -  74
----------------------------------------------------------------------------------------
B-1           WAL                                  6.21            5.02            4.29
              FIRST PAYMENT DATE              7/25/2006       7/25/2006       8/25/2006
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                          37 -  114        37 -  91        38 -  74
----------------------------------------------------------------------------------------
B-2           WAL                                  6.12            4.93            4.20
              FIRST PAYMENT DATE              7/25/2006       7/25/2006       7/25/2006
              EXPECTED FINAL MATURITY        12/25/2012       1/25/2011       8/25/2009
              WINDOW                          37 -  114        37 -  91        37 -  74
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                                 CPR SENSITIVITY

TO MATURITY

----------------------------------------------------------------------------------------
                         CPR                         20              25              30
----------------------------------------------------------------------------------------
A             WAL                                  3.49            2.75            2.20
              FIRST PAYMENT DATE              7/25/2003       7/25/2003       7/25/2003
              EXPECTED FINAL MATURITY         9/25/2023       1/25/2020       4/25/2017
              WINDOW                           1 -  243        1 -  199        1 -  166
----------------------------------------------------------------------------------------
M-1           WAL                                  6.83            5.60            4.96
              FIRST PAYMENT DATE              7/25/2006      10/25/2006      12/25/2006
              EXPECTED FINAL MATURITY         3/25/2020       1/25/2017       9/25/2014
              WINDOW                          37 -  201       40 -  163       42 -  135
----------------------------------------------------------------------------------------
M-2           WAL                                  6.75            5.49            4.75
              FIRST PAYMENT DATE              7/25/2006       8/25/2006       9/25/2006
              EXPECTED FINAL MATURITY        10/25/2018      11/25/2015       9/25/2013
              WINDOW                          37 -  184       38 -  149       39 -  123
----------------------------------------------------------------------------------------
B-1           WAL                                  6.55            5.30            4.54
              FIRST PAYMENT DATE              7/25/2006       7/25/2006       8/25/2006
              EXPECTED FINAL MATURITY         9/25/2016       2/25/2014       3/25/2012
              WINDOW                          37 -  159       37 -  128       38 -  105
----------------------------------------------------------------------------------------
B-2           WAL                                  6.15            4.95            4.22
              FIRST PAYMENT DATE              7/25/2006       7/25/2006       7/25/2006
              EXPECTED FINAL MATURITY         9/25/2013       8/25/2011       2/25/2010
              WINDOW                          37 -  123        37 -  98        37 -  80
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A CAP (%)      M-1 CAP (%)    M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
------------------------------------------------------------------------------
         ACTUAL/360     ACTUAL/360      ACTUAL/360   ACTUAL/360     ACTUAL/360

  0          -              -               -            -              -
  1        10.24          10.02           10.02        10.02          10.02
  2         8.26           8.08            8.08         8.08           8.08
  3         8.27           8.09            8.09         8.09           8.09
  4         8.57           8.38            8.38         8.38           8.38
  5         8.38           8.18            8.18         8.18           8.18
  6         8.66           8.46            8.46         8.46           8.46
  7         8.39           8.19            8.19         8.19           8.19
  8         8.39           8.19            8.19         8.19           8.19
  9         8.98           8.75            8.75         8.75           8.75
  10        8.46           8.24            8.24         8.24           8.24
  11        8.83           8.60            8.60         8.60           8.60
  12        8.56           8.32            8.32         8.32           8.32
  13        8.87           8.62            8.62         8.62           8.62
  14        8.59           8.34            8.34         8.34           8.34
  15        8.61           8.35            8.35         8.35           8.35
  16        9.37           9.08            9.08         9.08           9.08
  17        9.15           8.86            8.86         8.86           8.86
  18        9.52           9.20            9.20         9.20           9.20
  19        9.23           8.92            8.92         8.92           8.92
  20        9.38           9.05            9.05         9.05           9.05
  21       10.47          10.09           10.09        10.09          10.09
  22        9.75           9.39            9.39         9.39           9.39
  23       10.17           9.78            9.78         9.78           9.78
  24        9.88           9.49            9.49         9.49           9.49
  25       10.24           9.82            9.82         9.82           9.82
  26       10.02           9.59            9.59         9.59           9.59
  27       10.07           9.63            9.63         9.63           9.63
  28       10.72          10.24           10.24        10.24          10.24
  29       10.47           9.98            9.98         9.98           9.98
  30       10.93          10.41           10.41        10.41          10.41
  31       10.61          10.08           10.08        10.08          10.08
  32       10.73          10.18           10.18        10.18          10.18
  33       12.14          11.49           11.49        11.49          11.49
  34       11.28          10.66           10.66        10.66          10.66

1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
2 Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

PERIOD   A CAP (%)      M-1 CAP (%)    M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
------------------------------------------------------------------------------
         ACTUAL/360     ACTUAL/360      ACTUAL/360   ACTUAL/360     ACTUAL/360

  35       11.75          11.09           11.09        11.09          11.09
  36       11.45          10.78           10.78        10.78          10.78
  37       19.32          11.16           11.16        11.16          11.16
  38       12.93          10.89           10.89        10.89          10.89
  39       13.11          11.09           11.09        11.09          11.09
  40       13.78          11.69           11.69        11.69          11.69
  41       13.38          11.36           11.36        11.36          11.36
  42       13.86          11.77           11.77        11.77          11.77
  43       13.42          11.39           11.39        11.39          11.39
  44       13.46          11.43           11.43        11.43          11.43
  45       15.12          12.86           12.86        12.86          12.86
  46       13.66          11.62           11.62        11.62          11.62
  47       14.12          12.01           12.01        12.01          12.01
  48       13.69          11.65           11.65        11.65          11.65
  49       14.16          12.04           12.04        12.04          12.04
  50       13.71          11.66           11.66        11.66          11.66
  51       13.90          11.84           11.84        11.84          11.84
  52       14.37          12.24           12.24        12.24          12.24
  53       13.91          11.85           11.85        11.85          11.85
  54       14.44          12.30           12.30        12.30          12.30
  55       13.98          11.91           11.91        11.91          11.91
  56       13.98          11.91           11.91        11.91          11.91
  57       15.08          12.85           12.85        12.85          12.85
  58       14.11          12.03           12.03        12.03          12.03
  59       14.58          12.43           12.43        12.43          12.43
  60       14.13          12.04           12.04        12.04          12.04
  61       14.61          12.45           12.45        12.45          12.45
  62       14.14          12.05           12.05        12.05          12.05
  63       14.15          12.05           12.05        12.05          12.05
  64       14.62          12.46           12.46        12.46          12.46
  65       14.15          12.06           12.06        12.06          12.06
  66       14.64          12.47           12.47        12.47          12.47
  67       14.18          12.08           12.08        12.08          12.08
  68       14.18          12.08           12.08        12.08          12.08
  69       15.71          13.37           13.37        13.37          13.37

1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
2 Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

PERIOD   A CAP (%)      M-1 CAP (%)    M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
------------------------------------------------------------------------------
         ACTUAL/360     ACTUAL/360      ACTUAL/360   ACTUAL/360     ACTUAL/360

  70       14.19          12.08           12.08        12.08          12.08
  71       14.67          12.49           12.49        12.49          12.49
  72       14.21          12.10           12.10        12.10          12.10
  73       14.69          12.51           12.51        12.51          12.51
  74       14.22          12.11           12.11        12.11          12.11
  75       14.23          12.11           12.11        12.11          12.11
  76       14.70          12.52           12.52        12.52          12.52
  77       14.23          12.11           12.11        12.11          12.11
  78       14.72          12.52           12.52        12.52          12.52
  79       14.25          12.12           12.12        12.12          12.12
  80       14.25          12.13           12.13        12.13          12.13
  81       15.77          13.43           13.43        13.43          13.43
  82       14.25          12.13           12.13        12.13          12.13
  83       14.75          12.54           12.54        12.54          12.54
  84       14.25          12.14           12.14        12.14          12.14
  85       14.73          12.54           12.54        12.54          12.54
  86       14.26          12.14           12.14        12.14          12.14
  87       14.27          12.14           12.14        12.14          12.14
  88       14.74          12.55           12.55        12.55          12.55
  89       14.27          12.15           12.15        12.15          12.15
  90       13.70          12.55           12.55        12.55          12.55
  91       12.91          12.15           12.15        12.15          12.15
  92       12.93          12.15           12.15        12.15          12.15
  93       14.33          13.46           13.46        13.46          13.46
  94       12.97          12.16           12.16        12.16          12.16
  95       13.42          12.57           12.57        12.57          12.57
  96       13.01          12.16           12.16        12.16          12.16
  97       13.46          12.57           12.57        12.57          12.57
  98       13.05          12.17           12.17        12.17          12.17
  99       13.07          12.17           12.17        12.17          12.17
 100       13.53          12.58           12.58        12.58          12.58
 101       13.11          12.18           12.18        12.18          12.18
 102       13.57          12.58           12.58        12.58          12.58
 103       13.16          12.18           12.18        12.18          12.18
 104       13.18          12.18           12.18        12.18          12.18

1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
2 Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

PERIOD   A CAP (%)      M-1 CAP (%)    M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
------------------------------------------------------------------------------
         ACTUAL/360     ACTUAL/360      ACTUAL/360   ACTUAL/360     ACTUAL/360

 105       14.12          13.03           13.03        13.03          13.03
 106       13.23          12.19           12.19        12.19          12.19
 107       13.70          12.60           12.60        12.60          12.60
 108       13.29          12.19           12.19        12.19          12.19
 109       13.76          12.60           12.60        12.60          12.60
 110       13.34          12.20           12.20        12.20          12.20
 111       13.37          12.20           12.20        12.20          12.20
 112       13.84          12.61           12.61        12.61          12.61
 113       13.43          12.21           12.21        12.21          12.21
 114       13.90          12.62           12.62        12.62          12.62
 115       13.49          12.21           12.21        12.21          12.21
 116       13.52          12.22           12.22        12.22            -
 117       15.00          13.53           13.53        13.53            -
 118       13.58          12.22           12.22        12.22            -
 119       14.07          12.63           12.63        12.63            -
 120       13.65          12.23           12.23        12.23            -
 121       14.14          12.64           12.64        12.64            -
 122       13.72          12.23           12.23        12.23            -
 123       13.75          12.23           12.23        12.23            -
 124       14.27          12.65           12.65        12.65            -
 125       13.85          12.25           12.25        12.25            -
 126       14.35          12.66           12.66        12.66            -
 127       13.92          12.26           12.26        12.26            -
 128       13.97          12.26           12.26        12.26            -
 129       15.51          13.57           13.57        13.57            -
 130       14.05          12.26           12.26        12.26            -
 131       14.56          12.68           12.68        12.68            -
 132       14.14          12.27           12.27        12.27            -
 133       14.66          12.68           12.68        12.68            -
 134       14.27          12.29           12.29        12.29            -
 135       14.31          12.30           12.30        12.30            -
 136       14.84          12.71           12.71        12.71            -
 137       14.41          12.30           12.30        12.30            -
 138       14.95          12.72           12.72        12.72            -
 139       14.52          12.31           12.31        12.31            -

1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
2 Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

PERIOD   A CAP (%)      M-1 CAP (%)    M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
------------------------------------------------------------------------------
         ACTUAL/360     ACTUAL/360      ACTUAL/360   ACTUAL/360     ACTUAL/360

 140       14.57          12.31           12.31        12.31            -
 141       16.19          13.64           13.64        13.64            -
 142       14.68          12.32           12.32        12.32            -
 143       15.23          12.73           12.73        12.73            -
 144       14.80          12.33           12.33        12.33            -
 145       15.36          12.74           12.74        12.74            -
 146       14.92          12.33           12.33        12.33            -
 147       14.98          12.34           12.34        12.34            -
 148       15.55          12.75           12.75        12.75            -
 149       15.12          12.34           12.34        12.34            -
 150       15.69          12.76           12.76          -              -
 151       15.25          12.35           12.35          -              -
 152       15.32          12.35           12.35          -              -
 153       16.46          13.21           13.21          -              -
 154       15.47          12.36           12.36          -              -
 155       16.06          12.77           12.77          -              -
 156       15.62          12.36           12.36          -              -
 157       16.22          12.78           12.78          -              -
 158       15.78          12.37           12.37          -              -
 159       15.86          12.37           12.37          -              -
 160       16.47          12.79           12.79          -              -
 161       16.03          12.38           12.38          -              -
 162       16.65          12.79           12.79          -              -
 163       16.21          12.38           12.38          -              -
 164       16.30          12.39           12.39          -              -
 165       18.15          13.72           13.72          -              -
 166       16.49          12.39           12.39          -              -
 167       17.14          12.81           12.81          -              -
 168       16.69          12.40           12.40          -              -
 169       17.35          12.81           12.81          -              -
 170       16.90          12.40           12.40          -              -
 171       17.01          12.40           12.40          -              -
 172       17.69          12.82           12.82          -              -
 173       17.23          12.41           12.41          -              -
 174       17.93          12.83           12.83          -              -

1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
2 Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

PERIOD   A CAP (%)      M-1 CAP (%)    M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
------------------------------------------------------------------------------
         ACTUAL/360     ACTUAL/360      ACTUAL/360   ACTUAL/360     ACTUAL/360

 175       17.51          12.43             -            -              -
 176       17.64          12.43             -            -              -
 177       19.66          13.77             -            -              -
 178       17.89          12.43             -            -              -
 179       18.62          12.85             -            -              -
 180       18.15          12.44             -            -              -
 181       18.90          12.85             -            -              -
 182       18.43          12.44             -            -              -
 183       18.57          12.45             -            -              -
 184       19.35          12.87             -            -              -
 185       18.88          12.46             -            -              -
 186       19.66          12.87             -            -              -
 187       19.19          12.46             -            -              -
 188       19.35          12.46             -            -              -
 189       21.61          13.80             -            -              -
 190       19.69          12.47             -            -              -
 191       20.53          12.88             -            -              -
 192       20.14            -               -            -              -
 193       21.13            -               -            -              -
 194       20.76            -               -            -              -
 195       21.10            -               -            -              -
 196       22.17            -               -            -              -
 197       21.83            -               -            -              -
 198       22.95            -               -            -              -
 199       22.61            -               -            -              -
 200       23.04            -               -            -              -
 201       25.12            -               -            -              -
 202       23.99            -               -            -              -
 203       25.33            -               -            -              -
 204       25.07            -               -            -              -
 205       26.52            -               -            -              -
 206       26.31            -               -            -              -
 207       27.00            -               -            -              -
 208       28.68            -               -            -              -
 209       28.57            -               -            -              -

1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
2 Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

PERIOD   A CAP (%)      M-1 CAP (%)    M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
------------------------------------------------------------------------------
         ACTUAL/360     ACTUAL/360      ACTUAL/360   ACTUAL/360     ACTUAL/360

 210       30.43            -               -            -              -
 211       30.42            -               -            -              -
 212       31.47            -               -            -              -
 213       36.14            -               -            -              -
 214       33.93            -               -            -              -
 215       36.54            -               -            -              -
 216       36.96            -               -            -              -
 217       40.04            -               -            -              -
 218       40.79            -               -            -              -
 219       43.11            -               -            -              -
 220       47.30            -               -            -              -
 221       48.88            -               -            -              -
 222       54.29            -               -            -              -
 223       56.91            -               -            -              -
 224       62.22            -               -            -              -
 225       76.18            -               -            -              -
 226       77.19            -               -            -              -
 227       91.18            -               -            -              -
 228      104.59            -               -            -              -
 229      131.66            -               -            -              -
 230      187.11            -               -            -              -
 231      283.69            -               -            -              -
 232      804.83            -               -            -              -

1 Annualized coupon based on total interest paid to the certificates including
  Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
2 Run to maturity assuming 100% PPC, no losses, and a 1-month/6-month LIBOR and 1-year/3-year CMT rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 21

                               COLLATERAL OVERVIEW
                                   TOTAL POOL

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of June 1, 2003). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.

Aggregate Current Principal Balance:                               $174,511,813
Average Outstanding Principal Balance:                                 $111,580
Range of Outstanding Principal Balances:                     $135 to $1,099,235
Loans with Current Prepayment Penalties:                                 58.87%
Fixed Rate / Adjustable Rate:                                   38.46% / 61.54%
Second Liens:                                                             1.93%
FHA/VA Uninsured Mortgage Loans:                                          0.90%
Simple Interest Loans:                                                    0.33%
Loans with Insurance:                                                     1.38%
Negative Amortization Loans:                                              0.42%
Balloon Loans:                                                            1.90%

Performing Loans:                                                        86.96%
Sub-Performing Loans:                                                     7.67%
   Sub-Performing Loans that are Payment Plan Loans:                      2.67%
   Sub-Performing Loans that are Bankruptcy Plan Loans:                   0.44%
Re-Performing Loans:                                                      5.37%
   Re-Performing Loans that are Payment Plan Loans                        0.26%
   Re-Performing Loans that are Bankruptcy Plan Loans:                    3.83%

Weighted Average Loan Rate:                                              8.882%
Range of Loan Rates:                                          3.875% to 21.000%
Weighted Average Combined Amortized LTV(1):                              79.10%
Weighted Average Original Term to Maturity:                                 347
Weighted Average Remaining Term to Stated Maturity:                         316
Weighted Average FICO Score:                                              603.3

Max Zip Code Concentration (%):                                           0.83%
Max Zip Code Concentration (zip):                                         10506

Top 5 Geographic Concentrations (State):
     California                                                          30.82%
     New York                                                             8.31%
     Florida                                                              6.32%
     Texas                                                                3.86%
     Colorado                                                             3.78%

NOTES

1. The sum of the first and, if any, second amortized liens divided by the appraised value of the property.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 22